Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Municipal Bond Fund

10|31|05

Semiannual Report

PUTNAM INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their advisors can build diversified portfolios.

A commitment to doing what’s right for investors

We have stringent investor protections and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial advisors, make informed investment decisions with confidence.

Putnam Municipal Bond Fund 10| 31| 05 Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	13
Your fund’s management	15
Terms and definitions	18
Trustee approval of management contract	19
Other information for shareholders	24
Financial statements	25
Shareholder meeting results	47

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder

During the period that ended October 31, 2005, domestic stocks advanced at a pace reflecting their long-term average returns, while bonds registered sub-par results. Outside the United States, most markets showed more impressive gains. Although U.S. economic growth proceeded at a steady pace, new concerns emerged. High energy prices, the Federal Reserve Board’s program of interest-rate increases, and the impact of the unusually active 2005 hurricane season proved challenging to consumers and sparked brief bouts of volatility in finan-cial markets. Putnam Management believes that energy prices, interest rates, and the aftereffects of this year’s storms are likely to continue to shape investment opportunities and risks in the months to come.

Amid the uncertainties of this environment, the professional research, diversification, and active management that mutual funds provide continue to make them an intelligent choice for investors. We want you to know that Putnam Investments’ management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance and remains committed to putting the interests of shareholders first. In keeping with these goals, we have redesigned and expanded our shareholder reports to make it easier for you to learn more about your fund. Furthermore, on page 19 we provide information about the 2005 approval by the Trustees of your fund’s management contract with Putnam.

We would also like to take this opportunity to announce the retirement of one of your fund’s Trustees, Ronald J. Jackson, who has been an independent Trustee of the Putnam funds since 1996. We thank him for his service.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies, and their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam Municipal Bond Fund: potential for income
exempt from federal income tax

Municipal bonds can help investors keep more of their income while also financing important public projects such as schools, roads, and hospitals. Putnam Municipal Bond Fund offers another advantage -- the flexibility to invest in municipal bonds issued by any state in the country.

Municipal bonds are issued by states and local municipalities to raise funds for building and maintaining public facilities. The income from a municipal bond is generally exempt from federal income tax. The bonds are backed by either the issuing city or town or by revenues collected from usage fees.

The fund’s management team can select bonds issued by a variety of state and local governments. The fund also combines two types of bonds to increase income potential. The portfolio focuses primarily on investment-grade bonds to ensure a high level of overall credit quality. The team also allocates a portion of assets to lower-rated bonds, which may offer higher income in return for more risk. When deciding whether to invest in a bond, the team considers factors like credit risk, interest-rate risk, and the risk that the bond will be prepaid. Once a bond has been purchased, the team continues to monitor developments that affect the bond market, the sector, and the issuer of the bond. Typically, lower-rated bonds are reviewed more often because of their greater potential risk.

The fund’s management team is backed by the resources of Putnam’s fixed-income organization, one of the largest in the investment industry. Putnam’s municipal bond analysts are grouped into sector teams and conduct ongoing, rigorous research. The breadth of their expertise in highly complex markets gives Putnam a distinct advantage over smaller firms.

The goal of the management team’s research and active management is to stay a step ahead of the industry and pinpoint opportunities to adjust the fund’s holdings -- either by acquiring more of a particular bond or selling it -- for the benefit of the fund and its shareholders.

Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Tax-free funds may not be suitable for IRAs and other non-taxable accounts. Leverage can mean higher returns, but adds risk and may increase share price volatility.

How do closed-end funds differ from open-end funds?

More assets at work Open-end funds must maintain a cash position to meet redemptions. Closed-end funds need not do so and can keep more of their assets invested in the market.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their prices fluctuate in response to supply and demand, among other factors.

Market price vs. net asset value Like an open-end fund’s net asset value (NAV) per share, the NAV of a closed-end fund share equals the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. When buying or selling closed-end fund shares, you pay or receive the market price, which may be higher or lower than the NAV.

Strategies for higher income Closed-end funds have greater flexibility to use strategies such as “leverage” -- for example, issuing preferred shares to raise capital, then seeking to invest it at higher rates to enhance income for common shareholders.

Putnam Municipal Bond Fund is a leveraged fund that seeks to provide as high a level of current income free from federal income tax as Putnam Management believes is consistent with preservation of capital. The fund is nationally diversified and invests in investment-grade and some higher-yielding, lower-rated municipal bonds. The fund may be suitable for investors seeking tax-exempt income who are willing to accept the risks associated with the use of leverage.

Highlights

  For the six months ended October 31, 2005, Putnam Municipal Bond Fund had a total return of 0.83% at net asset value (NAV) and 2.30% at market price.
  The fund’s benchmark, the Lehman Municipal Bond Index, returned 0.58%.
  The average return for the fund’s Lipper category, General Municipal Debt Funds (leveraged closed-end), was 1.16%.
  In July 2005, the fund’s monthly dividend was reduced to $0.0628 per share. Details can be found on page 11.
  Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 13.

Performance

It is important to note that a fund’s performance at market price may differ from its results at NAV. Although market price performance generally reflects investment results, it may also be influenced by several other factors, including changes in investor perceptions of the fund or its investment advisor, market conditions, fluctuations in supply and demand for the fund’s shares, and changes in fund distributions.

Total return for periods ended 10/31/05
Since the fund’s inception (11/27/92), annualized return is 6.85% at NAV and 5.35% at market price.

	Annualized return		Cumulative return
	NAV	Market price	NAV	Market price
10 years	6.46%	5.58%	86.93%	72.05%

5 years	8.05	8.69	47.29	51.66

1 year	4.73	–0.67	4.73	–0.67

6 months	--	--	0.83	2.30

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes.

Report from the fund managers

The period in review

In a market environment of generally rising interest rates and declining bond prices, Putnam Municipal Bond Fund delivered positive performance at NAV that was in line with its benchmark, the Lehman Municipal Bond Index, which consists solely of investment-grade municipal bonds. In contrast, your fund holds approximately 6.6% of its assets in bonds rated Ba and below, which appreciated in response to strong demand and solid credit fundamentals. However, the fund’s results at NAV lagged the average for its Lipper category of leveraged closed-end municipal bond funds. The fund’s relatively short portfolio duration, intended to reduce the impact of rising rates, contributed positively to performance, but we believe differences in sector allocations and holdings may have been a factor in the fund’s underperformance versus its peer group.

Market overview

Signs of solid economic growth, and the graphical representation of bond yields desire to curb the potential inflation with the same quality plotted from the that often accompanies growth, shortest to the longest maturity. prompted the Federal Reserve Board An improving economy and rising (the Fed) to increase short-term interest corporate earnings contributed to the rates four times in 0.25% increments strong performance of lower-rated during the first half of the fund’s fiscal bonds. Among uninsured bonds in year. As a result, the federal funds rate general and especially bonds rated Baa rose from 2.75% at the beginning of the and below, yield spreads tightened, period to 3.75% at period-end. Yields benefiting from strong interest among rose across all maturities during the both traditional and nontraditional period and the yield curve flattened as buyers in search of higher yields. shorter-term rates rose more than Based on continued favorable legal longer-term rates. The yield curve is a rulings, yields on tobacco settlement bonds declined, and their prices rose accordingly. Airline-related industrial development bonds (IDBs) exhibited a high level of volatility and ended on weakness as both Northwest and Delta filed for bankruptcy in September 2005. No single state performed notably better than other states. Callable bonds (which can be redeemed by their issuers before maturity) outperformed non-callable bonds, as investors generally expect that bonds priced to reflect their potential call date will be less sensitive to interest-rate increases.

Strategy overview

Given our expectation for rising interest rates, we maintained a short (defensive) duration position for your fund’s portfolio.

Duration is a measure of a fund’s sensitivity to changes in interest rates. Having a shorter duration portfolio may help protect principal when interest rates are rising, but it can reduce the fund’s potential for appreciation when rates fall. Your fund benefited from its defensive duration strategy.

During the period, we took steps to better position the portfolio for a flat-tening yield curve. However, the degree of flattening exceeded our efforts to mitigate its impact, resulting in a net negative contribution to relative results from the fund’s yield curve position. Given our expectation that short-term rates would continue to rise, we reduced the fund’s positions in inverse floating-rate securities during the period. These

Market sector performance

These indexes provide an overview of performance in different market sectors for the six months ended 10/31/05.

Bonds
Lehman Municipal Bond Index (tax-exempt bonds)	0.58%

Lehman Aggregate Bond Index (broad bond market)	0.15%

Lehman Government Bond Index (U.S. Treasury and agency securities)	0.07%

JP Morgan Global High Yield Index (global high-yield corporate bonds)	3.50%

Equities
S&P 500 Index (broad stock market)	5.27%

Russell 1000 Index (large-company stocks)	6.18%

Russell 2000 Index (small-company stocks)	12.25%

securities pay additional interest income as short-term rates fall and less interest income when short-term rates rise. By decreasing the fund’s exposure to these securities, we took a more defensive position against rising short-term rates.

The fund overweighted lower-rated, higher-yielding bonds. An overweight to tobacco settlement bonds relative to the fund’s peer group contributed to results as this sector outperformed. The fund’s relative underweight to airline-related IDBs boosted returns as this sector underperformed over the period. We increased the fund’s exposure to the single-family housing sector, as we believe rising interest rates and declining mortgage prepayments will help this sector outperform.

Your fund’s holdings

With the U.S. economy prospering, higher-yielding, lower-rated municipal bonds performed well during the six-month period. Increased demand and the ensuing higher prices of these bonds have contributed to a narrowing of the yield spread between higher- and lower-quality issues in the sector. Consequently, the fund’s investments in lower-rated bonds, particularly revenue bonds issued by Massachusetts State Health and Educational Facility subsidiary Civic Investments for Harvard Pilgrim Healthcare (HPHC), proved especially rewarding. HPHC has increased membership by offering superior service and was recently rated the best health maintenance organization in the country for service. A recent agreement with

Average effective maturity also takes into account put and call features, where applicable, and reflects prepayments for mortgage-backed securities.

United Healthcare, the country’s largest health insurer, has granted HCHP members access to United Healthcare’s extensive provider network, enhancing HPHC’s competitive position and contributing to increased membership and market share.

Tobacco settlement bonds also enjoyed strong performance during the first half of the fiscal year. Payments from tobacco settlement bonds are secured by income promised to various states through settlements from tobacco companies. This income could be jeopardized as a result of large judgments against the companies, and market sentiment with regard to this sector has tended to shift from concern about litigation to optimism. Bonds from this sector strengthened considerably during the fiscal period as the outcome of various litigation efforts proved positive for the tobacco industry. The fund holds tobacco settlement bonds issued by the states of Alaska, California, New Jersey, South Carolina, Washington and Wisconsin.

The fund is invested in two types of tobacco settlement bonds. One group of bonds is secured 100% by the income stream from tobacco companies’ settlement obligations to the states. The second group, which is issued by the Golden State Tobacco Securitization Corp., has an extra level of protection for bondholders: while the main source of income for the bonds’ interest payments is derived from the tobacco companies’ payments, the State of California would

Credit quality overview

Credit qualities shown as a percentage of portfolio value as of 10/31/05. A bond rated Baa or higher is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

make up any shortfall if those payments should prove insufficient.

In August, the fund’s investments in the Golden State bonds were pre-refunded. Pre-refundings occur when a municipality issues new bonds to raise funds to pay off an older issue. This money is then invested in a secure investment -- usually U.S. Treasury securities -- that matures at the older bond’s first call date, effectively raising the bond’s perceived rating and frequently its market value. The fund enjoyed the bene-fits of a second pre-refunding in July, when investments in some Triborough Bridge and Tunnel Authority revenue bonds were also pre-refunded.

Finally, we maintained an underweight position in airline-related industrial development bonds (IDBs). These bonds are issued by municipalities but backed by the credit of the company or institution benefiting from the financing. Investor perceptions about the backing company’s health, or that of its industry group, typically affect the prices of these bonds more than the rating of the issuing municipality. Bonds from the airline sector lagged those from other industries during the period. In addition, our decision to invest only in IDBs backed by American Airlines and British Airways helped relative performance, as they weathered the downturn better than bonds backed by other airlines.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period discussed, are subject to review in accordance with the fund’s investment strategy, and may vary in the future.

Of special interest

Several older holdings matured or were called during the period, requiring reinvestment of the assets at current lower interest rates. To reflect this reduction in earnings, the dividend was reduced in July from $0.0651 to $0.0628 per share.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

We expect the Fed to maintain its policy of increasing rates through 2005 and into 2006. We also expect more Fed tightening than is currently anticipated by the market, and believe that bond yields may begin to rise more quickly as other investors come to the same conclusion. We plan to maintain the fund’s defensive duration and to continue to increase its exposure to callable bonds, which, in our opinion, are likely to outperform in a rising-rate cycle.

We have a positive view of the single-family housing sector and plan to add selectively to the fund’s positions. As the outperformance of lower-rated, higher-yielding bonds appears to be slowing, we continue to reduce the fund’s exposure to this segment of the credit spectrum. We remain bearish on airline-related IDBs, while our view on tobacco settlement bonds is positive.

We will continue to search for the most attractive opportunities among tax-exempt securities, and work to balance the pursuit of current income with prudent risk management.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Lower-rated bonds may offer higher yields in return for more risk. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund uses leverage, which involves risk and may increase the volatility of the fund’s net asset value. The fund’s shares trade on a stock exchange at market prices, which may be higher or lower than the fund’s net asset value.

Your fund’s performance

This section shows your fund’s performance during the first half of its fiscal year, which ended October 31, 2005. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance

Total return for periods ended 10/31/05

				Lipper General
				Municipal Debt
			Lehman	Funds (leveraged
		Market	Municipal	closed-end)
	NAV	price	Bond Index	category average*
Annual average
Life of fund
(since 11/27/92)	6.85%	5.35%	6.19%	6.79%

10 years	86.93	72.05	76.52	88.28
Annual average	6.46	5.58	5.85	6.52

5 years	47.29	51.66	33.70	45.44
Annual average	8.05	8.69	5.98	7.75

1 year	4.73	–0.67	2.54	5.08

6 months	0.83	2.30	0.58	1.16

Performance assumes reinvestment of distributions and does not account for taxes.

Index and Lipper results should be compared to fund performance at net asset value. Lipper calculations for reinvested dividends may differ from actual performance.

* Over the 6-month and 1-, 5-, and 10-year periods ended 10/31/05, there were 64, 64, 48, and 43 funds, respectively, in this Lipper category.

Fund price and distribution information
For the six-month period ended 10/31/05

Distributions (number)	6

Income[1]	$0.3814

Capital gains[1]	--

Total	$0.3814

	Series A	Series B
Preferred shares	(2,920 shares)	(2,400 shares)
Income[1]	$328.44	$315.05

Capital gains[1]	--	--

Total	$328.44	$315.05

Share value:	NAV	Market price
4/30/05	$13.88	$12.16

10/31/05	$13.58	$12.07

Current yield (common shares, end of period)
Current dividend rate[2]	5.55%	6.24%

Taxable equivalent[3]	8.54	9.60

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.
2 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.
3 Assumes maximum 35% federal tax rate for 2005. Results for investors subject to lower tax rates would not be as advantageous.

Fund performance for most recent calendar quarter
Total return for periods ended 9/30/05

	NAV	Market price
Annual average
Life of fund (since 11/27/92)	6.98%	5.76%

10 years	92.21	82.80
Annual average	6.75	6.22

5 years	50.80	53.64
Annual average	8.56	8.97

1 year	7.26	7.24

6 months	4.20	10.56

Your fund’s management

Your fund is managed by the members of the Putnam Tax Exempt Fixed-Income Team. David Hamlin is the Portfolio Leader, and Paul Drury, Susan McCormack, and James St. John are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Tax Exempt Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Fund ownership by the Portfolio Leader and Portfolio Members

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges). Information shown is as of October 31, 2005, and October 31, 2004.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001

	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over
David Hamlin	2005	•

Portfolio Leader	2004	•

Paul Drury	2005	•

Portfolio Member	2004	•

Susan McCormack	2005	•

Portfolio Member	2004	•

James St. John	2005	•

Portfolio Member	2004	•

Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $60,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

David Hamlin is the Portfolio Leader and Paul Drury, Susan McCormack, and James St. John are Portfolio Members for Putnam’s tax-exempt funds for the following states: Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. The same group also manages Putnam AMT-Free Insured Municipal Fund, Putnam California Investment Grade Municipal Trust, Putnam High Yield Municipal Trust, Putnam Investment Grade Municipal Trust, Putnam Managed Municipal Income Trust, Putnam Municipal Opportunities Trust, Putnam New York Investment Grade Municipal Trust, Putnam Tax Exempt Income Fund, Putnam Tax-Free Health Care Fund, and Putnam Tax-Free High Yield Fund.

David Hamlin, Paul Drury, Susan McCormack, and James St. John may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

Your fund’s Portfolio Leader and Portfolio Members did not change during the year ended October 31, 2005.

Fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in the fund (in dollar ranges). Information shown is as of October 31, 2005, and October 31, 2004.

			$1 –	$10,001 –	$50,001–	$100,001

	Year	$0	$10,000	$50,000	$100,000	and over
Philippe Bibi	2005

Chief Technology Officer	2004	•

Joshua Brooks	2005	•

Deputy Head of Investments	N/A

William Connolly	2005	•

Head of Retail Management	N/A

Kevin Cronin	2005	•

Head of Investments	2004	•

Charles Haldeman, Jr.	2005	•

President and CEO	2004	•

Amrit Kanwal	2005	•

Chief Financial Officer	2004	•

Steven Krichmar	2005	•

Chief of Operations	2004	•

Francis McNamara, III	2005	•

General Counsel	2004	•

Richard Robie, III	2005	•

Chief Administrative Officer	2004	•

Edward Shadek	2005	•

Deputy Head of Investments	N/A

Sandra Whiston	2005	•

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam’s Executive Board as of 10/31/04.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities and the net assets allocated to any outstanding preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the American Stock Exchange and the New York Stock Exchange.

Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities. Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 1000 Index is an unmanaged index of the 1,000 largest companies in the Russell 3000 Index.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Lipper rankings are based on total return at net asset value and do not reflect sales charges. Funds are ranked among other funds with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund’s management contract, effective July 1, 2005.

This approval was based on the following conclusions:

  That the fee schedule currently in effect for your fund, subject to certain changes noted below, represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

  That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Model fee schedules and categories; total expenses

The Trustees’ review of the management fees and total expenses of the Putnam funds focused on three major themes:

  Consistency. The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund’s management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds sponsored by other invest- ment advisors. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee cate- gory. The Trustees reviewed the model fee schedules currently in effect for the Putnam funds, including fee levels and breakpoints, and the assignment of your fund to a particular fee category under this structure. (“Breakpoints” refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.)

Since their inception, Putnam’s closed-end funds have generally had management fees that are higher than those of Putnam’s open-end funds pursuing comparable investment strategies. These differences ranged from five to 20 basis points. The Trustees have reexamined this matter and recommend that these differences be conformed to a uniform five basis points. As a result, the Trustees approved a reduction in the management fees for your fund. Under the new fee schedule, the fund pays a quarterly fee to Putnam Management at the lower of the following rates:

(a)	0.55% of the fund’s average net assets (including assets attributable to both common and preferred shares)
or
(b)	0.65% of the first $500 million of the fund’s average net assets (including assets attributable to both common and preferred shares);
0.55% of the next $500 million;
0.50% of the next $500 million;
0.45% of the next $5 billion;
0.425% of the next $5 billion;
0.405% of the next $5 billion;
0.39% of the next $5 billion; and
0.38% thereafter.

The new fee schedule for your fund will result in lower management fees paid by common shareholders. The Trustees approved the new fee schedule for your fund effective as of January 1, 2006, in order to provide Putnam Management an opportunity to accommodate the impact on revenues in its budget process for the coming year.

  Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 64th percentile in management fees and in the 64th percentile in total expenses as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.
  Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund, subject to the changes noted above, represents an appropriate sharing of economies of scale at current asset levels. The Trustees examined the existing breakpoint structure of the Putnam funds’ management fees in light of competitive industry practices. The Trustees consid- ered various possible modifications to the Putnam funds’ current breakpoint structure, but ultimately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds, subject to the changes noted above, represent an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the funds’ investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process -- as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel -- but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

In the case of your fund, the Trustees considered that your fund’s common share performance at net asset value was in the following percentiles of its Lipper Inc. peer group (compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions) for the one-, three- and five-year periods ended December 31, 2004 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

22nd	17th	44th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.)

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment advisor for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment advisor. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In

July 2003, acting upon the Contract Committee’s recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003. In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of your fund’s custodian agreement with Putnam Fiduciary Trust Company, which provides benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information
for shareholders

Important notice regarding share repurchase program

In October 2005, the Trustees of your fund authorized Putnam Investments to implement a repurchase program on behalf of your fund, which would allow your fund to repurchase up to 5% of its outstanding shares over the 12 months following the announcement.

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.

The fund's portfolio 10/31/05 (Unaudited)

Key to abbreviations
AMBAC AMBAC Indemnity Corporation	GNMA Coll. Government National Mortgage
COP Certificate of Participation	Association Collateralized
FGIC Financial Guaranty Insurance Company	G.O. Bonds General Obligation Bonds
FHA Insd. Federal Housing Administration Insured	MBIA MBIA Insurance Company
FNMA Coll. Federal National Mortgage	U.S. Govt. Coll. U.S. Government Collateralized
Association Collateralized	VRDN Variable Rate Demand Notes
FSA Financial Security Assurance	XLCA XL Capital Assurance

MUNICIPAL BONDS AND NOTES (154.6%)*

	Rating**	Principal amount	Value
Alabama (0.2%)
Sylacauga, Hlth. Care Auth. Rev. Bonds
(Coosa Valley Med. Ctr.), Ser. A, 6s, 8/1/25	B/P	$400,000	$402,596

Alaska (0.3%)
Northern Tobacco Securitization Corp. Rev. Bonds,
5 1/2s, 6/1/29	BBB	750,000	758,205

Arizona (2.9%)
Casa Grande, Indl. Dev. Auth. Rev. Bonds
(Casa Grande Regl. Med. Ctr.),
Ser. A, 7 5/8s, 12/1/29	B+/P	1,175,000	1,288,235
Maricopa Cnty., Poll. Control Rev. Bonds
(Public Service Co. NM), Ser. A, 6.3s, 12/1/26	Baa2	2,000,000	2,096,100
Phoenix, Indl. Dev. Auth. VRDN
(Valley of the Sun YMCA), 2.73s, 1/1/31	A-1+	2,800,000	2,800,000
Pima Cnty., Indl Dev. Auth. Rev. Bonds
(Horizon Cmnty. Learning Ctr.), 5.05s, 6/1/25	BBB-	525,000	518,553
			6,702,888

Arkansas (1.1%)
Baxter Cnty., Hosp. Rev. Bonds, Ser. B, 5 5/8s,
9/1/28	Baa2	2,000,000	2,040,120
Independence Cnty., Poll. Control Rev. Bonds
(Entergy, Inc.), 5s, 1/1/21	A–	600,000	606,666
			2,646,786

California (15.4%)
CA Hlth. Fac. Fin. Auth. Rev. Bonds,
AMBAC, 5.293s, 7/1/17	Aaa	2,400,000	2,431,080
CA State G.O. Bonds
5 1/8s, 4/1/23	A2	750,000	781,425
5s, 5/1/23	A	3,000,000	3,110,160

MUNICIPAL BONDS AND NOTES (154.6%)* continued

	Rating**	Principal amount	Value
California continued
CA State Dept. of Wtr. Resources Rev.
Bonds, Ser. A
AMBAC, 5 1/2s, 5/1/13	Aaa	$11,000,000	$12,153,460
5 1/2s, 5/1/11	A2	3,000,000	3,263,160
CA State Econ. Recvy. G.O. Bonds,
Ser. A, 5s, 7/1/16	Aa3	1,000,000	1,072,140
CA Statewide Cmnty. Dev. Auth. COP (The Internext
Group), 5 3/8s, 4/1/30	BBB	1,750,000	1,750,315
Cathedral City, Impt. Board Act of 1915
Special Assmt. Bonds (Cove Impt. Dist.),
Ser. 04-02, 5.05s, 9/2/35	BB+/P	275,000	266,899
Folsom, Pub. Fin. Wtr. Auth. Rev. Bonds,
Ser. A, FSA, 5s, 12/1/30	Aaa	3,185,000	3,276,187
Golden State Tobacco Securitization Corp.
Rev. Bonds, Ser. B, 5 5/8s, 6/1/38 (Prerefunded)	Aaa	1,500,000	1,674,555
Orange Cnty., Cmnty. Fac. Dist. Special Tax
Rev. Bonds (No. 02-1 Ladera Ranch),
Ser. A, 5.55s, 8/15/33	BBB/P	450,000	458,352
Roseville, Cmnty. Fac. Special Tax
(Dist. No. 1 - Westpark), 5 1/4s, 9/1/18	Aaa	875,000	895,851
Sacramento, Special Tax (North Natomas
Cmnty. Fac.), Ser. 97-01, 5s, 9/1/20	BB/P	1,210,000	1,214,199
San Diego Cnty., Wtr. Auth. COP, FGIC,
5.681s, 4/23/08	Aaa	2,000,000	2,122,400
Vallejo, COP (Marine World Foundation),
7.2s, 2/1/26	BBB–/P	1,400,000	1,468,978
			35,939,161

Colorado (4.1%)
CO Hwy. Auth. Rev. Bonds (E-470 Pub. Hwy.),
Ser. B, zero %, 9/1/35 (Prerefunded)	Aaa	27,000,000	3,416,850
CO Springs, Hosp. Rev. Bonds
6 3/8s, 12/15/30 (Prerefunded)	A3	1,735,000	1,973,406
6 3/8s, 12/15/30	A3	1,765,000	1,933,787
Denver, City & Cnty. Arpt. Rev. Bonds,
Ser. D, AMBAC, 7 3/4s, 11/15/13	AAA	2,000,000	2,340,820
			9,664,863

Delaware (0.6%)
GMAC Muni. Mtge. Trust 144A sub. notes
Ser. A1-3, 5.3s, 10/31/39	A3	500,000	504,925
Ser. A1-2, 4.9s, 10/31/39	A3	1,000,000	1,000,720
			1,505,645

Florida (3.4%)
Escambia Cnty., Hlth. Fac. Auth. Rev. Bonds
(Baptist Hosp. & Baptist Manor), 5 1/8s, 10/1/19	A3	1,500,000	1,527,600
Miami Beach, Hlth. Fac. Auth. Hosp. Rev. Bonds
(Mount Sinai Med. Ctr.), Ser. A, 6.8s, 11/15/31	BB+	1,000,000	1,083,330

MUNICIPAL BONDS AND NOTES (154.6%)* continued

	Rating**	Principal amount	Value
Florida continued
Okeechobee Cnty., Solid Waste Mandatory Put Bonds
(Waste Mgt./Landfill), Ser. A, 4.2s, 7/1/09	BBB	$375,000	$376,624
Orange Cnty., Hlth. Fac. Auth. Rev. Bonds
(Regl. Hlth. Care Syst.), Ser. E, 6s, 10/1/26	A2	3,000,000	3,181,470
Reunion West, Cmnty. Dev. Dist. Special
Assmt. Bonds, 6 1/4s, 5/1/36	BB–/P	850,000	888,190
Tampa, Hosp. Rev. Bonds (H. Lee Moffit
Cancer & Research Inst.), Ser. A, 5 3/4s, 7/1/29	A	500,000	518,575
Tern Bay, Cmnty. Dev. Dist. Rev. Bonds,
Ser. B, 5s, 5/1/15	BB–/P	450,000	451,350
			8,027,139

Georgia (3.2%)
Burke Cnty., Poll. Control Dev. Auth. Mandatory
Put Bonds (GA Power Co.), 4.45s, 12/1/08	A2	2,000,000	2,047,880
GA Muni. Elec. Auth. Rev. Bonds, AMBAC,
5s, 1/1/26	Aaa	1,750,000	1,826,755
Henry Cnty., Wtr. & Swr. Auth. Rev. Bonds,
FGIC, 5 5/8s, 2/1/30 (Prerefunded)	Aaa	1,875,000	2,054,738
Med. Ctr. Hosp. Auth. Rev. Bonds, MBIA,
6.367s, 8/1/10	Aaa	400,000	403,312
Rockdale Cnty., Dev. Auth. Solid Waste
Disp. Rev. Bonds (Visay Paper, Inc.), 7.4s, 1/1/16	B+/P	1,235,000	1,240,199
			7,572,884

Hawaii (0.4%)
HI State Hsg. & Cmnty. Dev. Corp. Rev. Bonds
(Single Fam. Mtge.), Ser. B, 3.7s, 1/1/22	Aaa	1,000,000	989,990

Idaho (0.4%)
ID Hsg. & Fin. Assn. Rev. Bonds (Single Fam. Mtge.),
Ser. C-2, FHA Insd., 5.15s, 7/1/29	Aaa	1,000,000	1,010,310

Illinois (2.6%)
Cook Cnty., G.O. Bonds, Ser. B, MBIA, 5s,
11/15/29	Aaa	2,750,000	2,832,555
IL Dev. Fin. Auth. Rev. Bonds (Midwestern U.),
Ser. B, 6s, 5/15/26	A–	1,600,000	1,736,240
IL Dev. Fin. Auth. Hosp. Rev. Bonds
(Adventist Hlth. Syst./Sunbelt Obligation),
5.65s, 11/15/24	A+	1,500,000	1,564,215
			6,133,010

Indiana (3.0%)
Franklin, Cmnty. Mulit-School Bldg. Corp.
Rev. Bonds (First Mtg.), FGIC, 5s, 7/15/26	AAA	4,215,000	4,352,788
Hamilton Cnty., Pub. Bldg. Corp. G.O. Bonds
(First Mtg.), FSA, 5s, 2/1/26	Aaa	2,525,000	2,607,896
			6,960,684

MUNICIPAL BONDS AND NOTES (154.6%)* continued

	Rating**	Principal amount	Value
Iowa (0.9%)
IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
(Care Initiatives), 9 1/4s, 7/1/25	BBB–/P	$1,690,000	$2,021,054

Kentucky (1.8%)
Jefferson Cnty., Cap. Corp. Rev. Bonds, MBIA,
5 1/2s, 6/1/28	Aaa	2,000,000	2,101,220
KY Econ. Dev. Fin. Auth. Hlth. Syst. Rev. Bonds
(Norton Healthcare, Inc.), Ser. A, 6 5/8s, 10/1/28	BBB+/F	1,875,000	2,045,625
			4,146,845

Maine (0.6%)
Rumford, Solid Waste Disp. Rev. Bonds (Boise
Cascade Corp.), 6 7/8s, 10/1/26	Ba1	1,350,000	1,442,448

Massachusetts (11.2%)
MA State Dev. Fin. Agcy. Rev. Bonds
(MA Biomedical Research), Ser. C, 6 1/4s, 8/1/20	A1	2,850,000	3,114,423
MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Civic Investments), Ser. A, 9s, 12/15/15	BBB–/P	1,250,000	1,521,650
(Jordan Hosp.), Ser. E, 6 3/4s, 10/1/33	BBB–	750,000	816,960
(Med. Ctr. of Central MA), AMBAC,
6.55s, 6/23/22	Aaa	11,800,000	12,615,852
(Hlth. Care Syst. Covenant Hlth.),
Ser. E, 6s, 7/1/31	A	3,000,000	3,222,180
(UMass Memorial), Ser. D, 5s, 7/1/33	Baa2	500,000	486,815
MA State Hsg. Fin. Agcy. Rev. Bonds,
Ser. 53, MBIA, 6.15s, 12/1/29	Aaa	35,000	35,919
MA State Port Auth. Rev. Bonds, U.S. Govt. Coll.,
13s, 7/1/13	Aaa	3,230,000	4,489,442
			26,303,241

Michigan (3.7%)
Detroit, G.O. Bonds, Ser. A-1, AMBAC,
5 1/4s, 4/1/24	Aaa	1,435,000	1,519,923
Detroit, City School Dist. G.O. Bonds,
Ser. A, FSA, 6s, 5/1/29	AAA	1,000,000	1,207,330
Dickinson Cnty., Econ. Dev. Corp. Poll. Control Rev.
Bonds (Intl. Paper Co.), Ser. A, 4.8s, 11/1/18	Baa2	900,000	881,262
Flint, Hosp. Bldg. Auth. Rev. Bonds
(Hurley Med. Ctr.), 6s, 7/1/20	Baa3	300,000	311,145
MI State Hosp. Fin. Auth. Rev. Bonds
(Oakwood Hosp.), Ser. A, 5 3/4s, 4/1/32	A2	1,000,000	1,047,810
MI State Strategic Fund, Ltd. Mandatory Put Bonds
(Dow Chemical), 5 1/2s, 6/1/13	A3	500,000	535,765
MI State Strategic Fund, Ltd. Rev. Bonds
(Detroit Edison Poll. Control), 5.65s, 9/1/29	A3	1,600,000	1,667,488
Midland Cnty., Econ. Dev. Corp.
Rev. Bonds, 6 3/4s, 7/23/09	BB–	1,350,000	1,406,633
			8,577,356

MUNICIPAL BONDS AND NOTES (154.6%)* continued

	Rating**	Principal amount	Value
Minnesota (1.7%)
Cohasset, Poll. Control Rev. Bonds (Allete, Inc.),
4.95s, 7/1/22	A	$2,500,000	$2,513,825
MN State Hsg. Fin. Agcy. Rev. Bonds (Res. Hsg.),
Ser. H, 4s, 7/1/11	Aa1	475,000	472,839
MN State Hsg. Fin. Agcy. Single Fam. Mtge. Rev.
Bonds, 6.05s, 7/1/31	Aa1	575,000	589,680
St. Paul, Hsg. & Redev. Auth. Hosp. Rev. Bonds
(Hlth. East), 6s, 11/15/25	Baa3	350,000	376,772
			3,953,116

Mississippi (2.0%)
Lowndes Cnty., Solid Waste Disp. & Poll.
Control Rev. Bonds (Weyerhaeuser Co.)
Ser. A, 6.8s, 4/1/22	Baa2	500,000	601,820
Ser. B, 6.7s, 4/1/22	Baa2	530,000	632,030
MS Bus. Fin. Corp. Poll. Control Rev. Bonds
(Syst. Energy Resources, Inc.), 5.9s, 5/1/22	BBB–	2,000,000	2,027,520
MS Home Corp. Rev. Bonds
(Single Fam. Mtge.)
Ser. B-2, GNMA Coll., FNMA Coll.,
6.45s, 12/1/33	Aaa	805,000	850,032
Ser. B, GNMA Coll., FNMA Coll.,
5 1/2s, 6/1/36	Aaa	500,000	531,010
			4,642,412

Missouri (2.1%)
Cape Girardeau Cnty., Indl. Dev. Auth. Hlth. Care
Fac. Rev. Bonds (St. Francis Med. Ctr.), Ser. A,
5 1/2s, 6/1/32	A+	1,000,000	1,048,520
MO Hsg. Dev. Comm. Rev. Bonds
(Home Ownership Loan Program),
Ser. B, GNMA Coll., FNMA Coll.
4.4s, 3/1/14	AAA	225,000	223,286
3.8s, 3/1/10	AAA	340,000	337,708
MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
(BJC Hlth. Syst.), 5 1/4s, 5/15/32	Aa2	1,000,000	1,037,100
MO State Hsg. Dev. Comm. Mtge. Rev. Bonds
(Single Fam. Homeowner Loan)
Ser. A, GNMA Coll., FNMA Coll., 7.2s, 9/1/26	AAA	300,000	308,496
Ser. A-2, GNMA Coll., 6.3s, 3/1/30	AAA	1,160,000	1,205,565
MO State Hsg. Dev. Comm. Single Fam.
Mtge. Rev. Bonds (Home Ownership Loan),
Ser. C, GNMA Coll., FNMA Coll., 5.6s, 9/1/35	AAA	700,000	746,375
			4,907,050

MUNICIPAL BONDS AND NOTES (154.6%)* continued

	Rating**	Principal amount	Value
Montana (0.5%)
Forsyth, Poll. Control Mandatory Put Bonds
(Avista Corp.), AMBAC, 5s, 12/30/08	Aaa	$1,175,000	$1,214,762

Nevada (6.7%)
Clark Cnty., Arpt. Rev. Bonds, Ser. A-2, FGIC,
5 1/8s, 7/1/26	Aaa	5,000,000	5,199,950
Clark Cnty., Impt. Dist. Special Assmt.
(Summerlin No. 151), 5s, 8/1/25	BB/P	700,000	682,794
Clark Cnty., Indl. Dev. Rev. Bonds
(Southwest Gas Corp.), Ser. A, AMBAC,
6.1s, 12/1/38	Aaa	3,000,000	3,288,210
Henderson G.O. Bonds (Ltd. Tax -Swr.),
FGIC, 5s, 6/1/29	Aaa	3,935,000	4,080,162
Henderson, Local Impt. Dist. Special Assmt.
(No. T-16), 5 1/8s, 3/1/25	BB–/P	1,000,000	988,450
(No. T-17), 5s, 9/1/25	BB–/P	225,000	220,547
Henderson, Local Impt. Dist. Special Assmt. Bonds
(No. T-14), 4 3/4s, 3/1/10	BB–/P	1,175,000	1,180,405
			15,640,518

New Hampshire (0.4%)
NH State Bus. Fin. Auth. Poll. Control Rev. Bonds,
3 1/2s, 7/1/27	Baa2	950,000	921,187

New Jersey (8.0%)
Casino Reinvestment Dev. Auth. Rev. Bonds, Ser. A,
MBIA, 5 1/4s, 6/1/18	Aaa	5,000,000	5,345,200
Newark, Hsg. Auth. Rev. Bonds (Port Auth. Newark
Marine Terminal), MBIA, 5 1/4s, 1/1/19	AAA	2,000,000	2,150,880
NJ Econ. Dev. Auth. Rev. Bonds
(Cedar Crest Vlg., Inc.), Ser. A, 7 1/4s, 11/15/31	BB–/P	650,000	703,371
(First Mtge. Presbyterian Home), Ser. A,
6 3/8s, 11/1/31	BB/P	1,000,000	1,030,360
(Cigarette Tax), 5 3/4s, 6/15/29	Baa2	1,750,000	1,837,115
NJ State Edl. Fac. Auth. Rev. Bonds
(Fairleigh Dickinson), Ser. C, 6s, 7/1/20	BBB–/F	750,000	803,228
Passaic Cnty., Impt. Auth. Lease Rev. Bonds
(Preakness Hlth. Care Ctr.), AMBAC, 5s, 5/1/27	Aaa	5,405,000	5,616,173
Tobacco Settlement Fin. Corp. Rev. Bonds,
6 3/4s, 6/1/39	BBB	1,100,000	1,265,000
			18,751,327

New York (20.7%)
Niagara Cnty., Indl. Dev. Agcy. Rev. Bonds, Ser. C,
5 5/8s, 11/15/24	Baa3	1,500,000	1,564,020
NY City, G.O. Bonds, Ser. C, 5 1/2s, 8/1/12	A1	7,685,000	8,374,268
NY City, Hsg. Dev. Corp. Rev. Bonds, Ser. A, FGIC,
5s, 7/1/25	Aaa	500,000	520,575

MUNICIPAL BONDS AND NOTES (154.6%)* continued

	Rating**	Principal amount	Value
New York continued
NY City, Indl. Dev. Agcy. Rev. Bonds
(Liberty-7 World Trade Ctr.), Ser. A, 6 1/4s, 3/1/15	B–/P	$850,000	$905,123
NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
(British Airways PLC), 5 1/4s, 12/1/32	Ba2	750,000	643,088
NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds,
Ser. B, 5 3/4s, 6/15/26 (Prerefunded)	AA+	1,000,000	1,049,970
NY State Dorm. Auth. Mandatory Put Bonds,
Ser. B, 5 1/4s, 5/15/12	AA–	13,100,000	14,002,066
NY State Dorm. Auth. Rev. Bonds
(State U. Edl. Fac.), Ser. A, 5 7/8s, 5/15/17	AA–	5,905,000	6,760,989
NY State Energy Research & Dev. Auth.
Gas Fac. Rev. Bonds (Brooklyn Union Gas),
6.952s, 7/1/26	A+	2,000,000	2,085,180
NY State Hwy. Auth. Rev. Bonds (Hwy. & Bridge
Trust Fund), Ser. B, FGIC, 5s, 4/1/17	AAA	3,000,000	3,210,420
Onondaga Cnty., Indl. Dev. Agcy. Rev. Bonds
(Solvay Paperboard, LLC), 7s, 11/1/30
(acquired 6/30/04, cost $1,141,503) ‡	BB/P	1,100,000	1,156,518
Port. Auth. NY & NJ Special Oblig. Rev. Bonds
(JFK Intl. Air Term. - 6), MBIA, 5.9s, 12/1/17	Aaa	4,500,000	4,785,120
Suffolk Cnty., Indl. Dev. Agcy. Rev. Bonds
(Peconic Landing), Ser. A, 8s, 10/1/30	B+/P	650,000	712,290
Triborough Bridge & Tunnel Auth. Rev.
Bonds, Ser. A
5s, 1/1/32 (Prerefunded)	Aa2	2,125,000	2,287,988
5s, 1/1/32	Aa2	375,000	385,781
			48,443,396

North Carolina (5.7%)
NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds
Ser. A, 5 3/4s, 1/1/26	Baa2	2,000,000	2,104,480
Ser. B, 5.65s, 1/1/16	Baa2	1,000,000	1,054,490
NC State Muni. Pwr. Agcy. Rev. Bonds
(No. 1, Catawba Elec.)
Ser. B, 6 1/2s, 1/1/20	A3	3,000,000	3,313,770
Ser. A, MBIA, 5 1/4s, 1/1/19	Aaa	5,400,000	5,767,902
U. of NC Chapel Hill Hosp. Rev. Bonds,
Ser. A, 5s, 2/1/09	AA–	1,000,000	1,039,970
			13,280,612

North Dakota (1.0%)
Grand Forks, Hlth. Care Syst. Rev. Bonds
(Altru Hlth. Syst. Oblig. Group), 7 1/8s, 8/15/24	Baa2	2,000,000	2,225,060

MUNICIPAL BONDS AND NOTES (154.6%)* continued

	Rating**	Principal amount	Value
Ohio (1.5%)
Coshocton Cnty., Env. Rev. Bonds
(Smurfit-Stone Container Corp.), 5 1/8s, 8/1/13	B	$600,000	$578,952
OH State Higher Ed. Fac. Comm. Rev. Bonds
(John Carroll U.), 5 1/4s, 11/15/33	A2	500,000	519,570
Rickenbacker, Port Auth. Rev. Bonds
(OASBO Expanded Asset Pooled),
Ser. A, 5 3/8s, 1/1/32	A2	2,170,000	2,310,942
			3,409,464

Oklahoma (1.5%)
Durant, Cmnty. Facs. Auth. G.O. Bonds,
XLCA, 5 3/4s, 11/1/24	AAA	1,730,000	1,925,040
OK Dev. Fin. Auth. Rev. Bonds
(Hillcrest Hlth. Care Syst.), Ser. A, U.S. Govt. Coll.,
5 5/8s, 8/15/29 (Prerefunded)	Aaa	1,075,000	1,165,451
OK Hsg. Fin. Agcy. Single Fam. Rev. Bonds
(Homeownership Loan), Ser. C-2,
GNMA Coll., FNMA Coll., 5.7s, 9/1/35	Aaa	300,000	322,974
			3,413,465

Oregon (0.4%)
OR State Hsg. & Cmnty. Svcs. Dept. Rev. Bonds
(Single Family Mtge.), Ser. K, 5 5/8s, 7/1/29	Aa2	935,000	974,027

Pennsylvania (11.0%)
Allegheny Cnty., Indl. Dev. Auth. Rev. Bonds,
Ser. A, 6.7s, 12/1/20	Baa1	1,000,000	1,013,190
Beaver Cnty., Indl. Dev. Auth. Poll. Control
Mandatory Put Bonds (Cleveland Elec.), 3 3/4s,
10/1/08	Baa2	1,350,000	1,347,759
Bucks Cnty., Indl. Dev. Auth. Rev. Bonds
(USX Corp.), 5.6s, 3/1/33	Baa1	2,025,000	2,093,081
Carbon Cnty., Indl. Dev. Auth. Rev. Bonds
(Panther Creek Partners), 6.65s, 5/1/10	BBB–	805,000	854,089
Dauphin Cnty., Hosp. Auth. Rev. Bonds
(Hapsco-Western PA Hosp.), Ser. A, MBIA,
6 1/2s, 7/1/12	Aaa	5,000,000	5,031,650
Lancaster Cnty., Hosp. Auth. Rev. Bonds
(Gen. Hosp.), 5 1/2s, 3/15/26	A	1,500,000	1,569,030
Lehigh Cnty., Gen. Purpose Auth. Rev. Bonds
(Lehigh Valley Hosp. Hlth. Network),
Ser. A, 5 1/4s, 7/1/32	A1	1,000,000	1,024,290
PA State Econ. Dev. Fin. Auth. Resource Recvy.
Rev. Bonds (Northampton Generating), Ser. A
6.6s, 1/1/19	BB	1,500,000	1,507,350
6 1/2s, 1/1/13	BB	1,000,000	1,004,760
PA State Higher Edl. Fac. Auth. Rev. Bonds
(Widener U.), 5 3/8s, 7/15/29	BBB+	750,000	783,323
(Philadelphia College of Osteopathic Medicine),
5s, 12/1/09	A	1,100,000	1,146,442

MUNICIPAL BONDS AND NOTES (154.6%)* continued

	Rating**	Principal amount	Value
Pennsylvania continued
Philadelphia, Gas Wks. Rev. Bonds,
Ser. A-1, FSA, 5s, 9/1/25	Aaa	$2,505,000	$2,589,719
Philadelphia, Hosp. & Higher Ed. Fac. Auth. Rev.
Bonds (Hosp.-Graduate Hlth. Sys.), Ser. A, 6 1/4s,
7/1/13 (In default) †	Ca	1,473,997	1,842
Sayre, Hlth. Care Fac. Auth. Rev. Bonds
(Guthrie Hlth.), Ser. A, 5 7/8s, 12/1/31	A–	1,100,000	1,169,300
Scranton, G.O. Bonds, Ser. C, 7.1s, 9/1/31
(Prerefunded)	AAA/P	3,000,000	3,535,260
West Cornwall, Tpk. Muni. Auth. Rev. Bonds
(Elizabethtown College), 6s, 12/15/27	BBB+	1,000,000	1,062,350
			25,733,435

Puerto Rico (1.4%)
Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds,
Ser. B, 6s, 7/1/39 (Prerefunded)	BBB+	3,000,000	3,360,450

South Carolina (3.2%)
SC Hosp. Auth. Rev. Bonds (Med. U.), Ser. A, 6 1/2s,
8/15/32 (Prerefunded)	AAA	1,000,000	1,160,690
SC Jobs Econ. Dev. Auth. Hosp. Fac. Rev.
Bonds (Palmetto Hlth. Alliance)
Ser. A, 7 3/8s, 12/15/21 (Prerefunded)	BBB+/F	700,000	830,844
Ser. C, 6s, 8/1/20	Baa1	1,500,000	1,620,180
SC Tobacco Settlement Rev. Mgt.
Rev. Bonds, Ser. B
6 3/8s, 5/15/30	BBB	2,000,000	2,248,640
6 3/8s, 5/15/28	BBB	1,500,000	1,595,070
			7,455,424

Tennessee (5.0%)
Johnson City, Hlth. & Edl. Fac. Board Hosp.
Rev. Bonds (First Mtge.-Mountain States Hlth.),
Ser. A, 7 1/2s, 7/1/33	BBB+	2,425,000	2,838,196
Ser. A, MBIA, 6s, 7/1/21	Aaa	7,000,000	7,625,940
Shelby Cnty., Hlth. Edl. & Hsg. Fac. Hosp.
Board Rev. Bonds (Methodist Hlth. Care)
6 1/2s, 9/1/26	A3	630,000	733,881
6 1/2s, 9/1/26 (Prerefunded)	A3	370,000	431,009
			11,629,026

Texas (12.6%)
Alliance, Arpt. Auth. Rev. Bonds (Federal
Express Corp.), 6 3/8s, 4/1/21	Baa2	2,200,000	2,269,762
Dallas-Fort Worth, Intl. Arpt. Fac. Impt.
Corp. Rev. Bonds
(American Airlines, Inc.), 6 3/8s, 5/1/35	Caa2	1,000,000	653,950
Ser. A, FGIC, 5 3/4s, 11/1/13	Aaa	5,000,000	5,440,050

MUNICIPAL BONDS AND NOTES (154.6%)* continued

	Rating**	Principal amount	Value
Texas continued
Frisco Indpt. School Dist. G.O. Bonds
(School Bldg.), Ser. B, MBIA, 5s, 7/15/28	Aaa	$2,515,000	$2,595,405
Gulf Coast, Waste Disp. Auth. Rev. Bonds
(Valero Energy Corp.), 6.65s, 4/1/32	Baa3	1,000,000	1,084,980
Harris Cnty., Hlth. Fac. Dev. Corp. Hosp. Rev. Bonds
(Memorial Hermann Hlth. Care Syst.),
Class A, 5 1/4s, 12/1/17	A2	1,500,000	1,597,995
New Caney, Indpt. School Dist. G.O. Bonds,
FGIC, 5s, 2/15/29	Aaa	2,405,000	2,477,198
Sam Rayburn Muni. Pwr. Agcy. Rev. Bonds,
6s, 10/1/21	Baa2	1,500,000	1,595,670
San Antonio, Muni. Drain Util. Syst. Rev. Bonds,
MBIA, 5 1/4s, 2/1/23	Aaa	2,945,000	3,142,462
TX State Tpk. Auth. Rev. Bonds (Central Texas
Tpk. Syst.), Ser. A, AMBAC, 5 1/2s, 8/15/39	Aaa	8,000,000	8,534,880
			29,392,352

Utah (0.3%)
UT Cnty., Env. Impt. Rev. Bonds (Marathon Oil),
5.05s, 11/1/17	Baa1	675,000	708,251

Vermont (0.1%)
VT Hsg. Fin. Agcy. Rev. Bonds (Single Fam.), Ser. 23,
FSA, 5s, 5/1/34	Aaa	300,000	311,364

Virginia (1.1%)
Prince William Cnty., Indl. Dev. Auth. Hosp. Rev.
Bonds (Potomac Hosp. Corp.), 5.35s, 10/1/36	A3	500,000	515,890
Richmond, Pub. Util. Rev. Bonds, FSA, 5s, 1/15/27	Aaa	2,000,000	2,085,240
			2,601,130

Washington (7.7%)
King Cnty., G.O. Bonds, Ser. C, 6 1/4s, 1/1/32	AAA	7,000,000	7,368,550
Tobacco Settlement Auth. of WA Rev. Bonds
6 5/8s, 6/1/32	BBB	900,000	976,500
6 1/2s, 6/1/26	BBB	2,365,000	2,563,116
WA State G.O. Bonds, Ser. E, MBIA
5s, 1/1/28	Aaa	3,125,000	3,236,313
5s, 1/1/27	Aaa	3,680,000	3,813,871
			17,958,350

West Virginia (1.1%)
West Virginia U. Rev. Bonds, Ser. C,
FGIC, 5s, 10/1/28	Aaa	2,530,000	2,603,193

MUNICIPAL BONDS AND NOTES (154.6%)* continued

	Rating**	Principal amount	Value
Wisconsin (3.1%)
Badger Tobacco Settlement Asset Securitization
Corp. Rev. Bonds
7s, 6/1/28	BBB	$2,600,000	$2,865,356
6 3/8s, 6/1/32	BBB	2,600,000	2,765,256
WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Wheaton Franciscan), 5 3/4s, 8/15/30	A2	1,600,000	1,689,344
			7,319,956

TOTAL INVESTMENTS
Total investments (cost $349,379,247)			$361,654,432

*	Percentages indicated are based on net assets of $233,995,256.
**	The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at October 31, 2005 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at October 31, 2005. Securities rated by Putnam are indicated by “/P”. Security ratings are defined in the Statement of Additional Information.
†	Non-income-producing security.
‡	Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at October 31,
2005 was $1,156,518 or 0.5% of net assets.
144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The rates shown on VRDN and Mandatory Put Bonds are the current interest rates at October 31, 2005.
The dates shown on Mandatory Put Bonds are the next mandatory put dates.

The fund had the following industry group concentrations greater than 10% at October 31, 2005
(as a percentage of net assets):
Health care	34.8%
Utilities	25.0
Transportation	22.0
The fund had the following insurance concentrations greater than 10% at October 31, 2005
(as a percentage of net assets):
AMBAC	22.0%
MBIA	20.9
FGIC	13.7

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 10/31/05 (Unaudited)

ASSETS
Investments in securities, at value (identified cost $349,379,247) (Note 1)	$361,654,432

Cash	1,171,713

Interest and other receivables	6,206,937

Receivable for securities sold	136,708

Total assets	369,169,790

LIABILITIES
Distributions payable to shareholders	1,083,429

Accrued preferred shares distribution payable	147,651

Payable for shares of the fund repurchased	174,787

Payable for compensation of Manager (Note 2)	623,018

Payable for investor servicing and custodian fees (Note 2)	17,454

Payable for Trustee compensation and expenses (Note 2)	48,008

Payable for administrative services (Note 2)	1,212

Other accrued expenses	78,975

Total liabilities	2,174,534

Series A and B Auction Rate Municipal Preferred Share
(AMPS), 2,920 Series A AMPS and 2,400 Series B AMPS
authorized and outstanding at $25,000 per share (Note 4)	133,000,000

Net assets applicable to common shares outstanding	$233,995,256

REPRESENTED BY
Paid-in capital -- common shares (unlimited shares authorized) (Note 1)	$234,873,200

Undistributed net investment income (Note 1)	682,573

Accumulated net realized loss on investments (Note 1)	(13,835,702)

Net unrealized appreciation of investments	12,275,185

Total -- Representing net assets applicable to common shares outstanding	$233,995,256

COMPUTATION OF NET ASSET VALUE
Net asset value per common share
($233,995,256 divided by 17,227,549 shares)	$13.58

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 10/31/05 (Unaudited)

INTEREST INCOME	$9,463,187

EXPENSES
Compensation of Manager (Note 2)	1,232,410

Investor servicing fees (Note 2)	60,081

Custodian fees (Note 2)	63,502

Trustee compensation and expenses (Note 2)	12,385

Administrative services (Note 2)	7,801

Preferred share remarketing agent fees	170,343

Other	118,018

Total expenses	1,664,540

Expense reduction (Note 2)	(42,440)

Net expenses	1,622,100

Net investment income	7,841,087

Net realized gain on investments (Notes 1 and 3)	29,884

Net realized gain on futures contracts (Note 1)	395,449

Net unrealized depreciation of investments during the period	(5,161,546)

Net loss on investments	(4,736,213)

Net increase in net assets resulting from operations	$3,104,874

DISTRIBUTIONS TO SERIES A AND B AUCTION RATE MUNICIPAL PREFERRED SHAREHOLDERS: (NOTE 1)

From tax exempt income	(1,715,162)

From ordinary income	--

Net increase in net assets resulting from operations
(applicable to common shareholders)	1,389,712

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS

	Six months ended	Year ended
	10/31/05*	4/30/05

Operations:
Net investment income	$ 7,841,087	$ 15,877,135

Net realized gain on investments	425,333	2,799,438

Net unrealized appreciation (depreciation) of investments	(5,161,546)	7,870,381

Net increase in net assets resulting from operations	3,104,874	26,546,954

Distributions to Series A and B auction rate municipal
preferred shareholders: (Note 1)

From tax exempt income	(1,715,162)	(2,088,015)

From ordinary income	--	(5,809)

Net increase in net assets resulting from operations
(applicable to common shareholders)	1,389,712	24,453,130

Distributions to common shareholders: (Note 1)

From tax exempt income	(6,575,362)	(15,145,214)

From ordinary income	--	(43,328)

Decrease from shares repurchased (Note 5)	(174,787)	--

Total increase (decrease) in net assets	(5,360,437)	9,264,588

NET ASSETS
Beginning of period	239,355,693	230,091,105

End of period (including undistributed net investment
income of $682,573 and $1,132,010, respectively)	$233,995,256	$239,355,693

NUMBER OF FUND SHARES
Common shares outstanding at beginning of period	17,242,049	17,242,049

Shares repurchased (Note 5)	(14,500)	--

Common shares outstanding at end of period	17,227,549	17,242,049

Preferred shares outstanding at beginning and end of period	5,320	5,320
* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE

	Six months ended**			Year ended

	10/31/05	4/30/05	4/30/04	4/30/03	4/30/02	4/30/01
Net asset value,
beginning of period
(common shares)	$13.88	$13.34	$13.25	$13.14	$13.10	$12.52

Investment operations:
Net investment income (a)	.45	.92	.99	1.09	1.05	1.00

Net realized and unrealized
gain (loss) on investments	(.27)	.62	.10	.03	(.03)	.56

Total from
investment operations	.18	1.54	1.09	1.12	1.02	1.56

Distributions to
preferred shareholders:
From net investment income	(.10)	(.12)	(.08)	(.10)	(.13)(e)	(.20)

Total from investment
operations (applicable
to common shareholders)	.08	1.42	1.01	1.02	.89	1.36

Distributions to
common shareholders:
From net investment income:	(.38)	(.88)	(.92)	(.91)	(.79)	(.78)

Total distributions	(.38)	(.88)	(.92)	(.91)	(.79)	(.78)

Preferred share offering costs	--	--	--	--	(.06)(e)	--

Net asset value,
end of period
(common shares)	$13.58	$13.88	$13.34	$13.25	$13.14	$13.10

Market price,
end of period
(common shares)	$12.07	$12.16	$12.03	$12.48	$12.33	$12.10

Total return
at market price (%)
(common shares) (b)	2.30*	8.41	3.55	8.84	8.70	22.37

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(common shares)
(in thousands)	$233,995	$239,356	$230,091	$228,537	$226,475	$175,018

Ratio of expenses to
average net assets (%)(c,d)	.68*	1.35	1.35	1.35	1.46	1.33

Ratio of net investment income
to average net assets (%)(c)	2.56*	5.87	6.75	7.46	6.95	6.19

Portfolio turnover (%)	14.06*	31.04	20.78	25.90	27.47(f )	38.53

(Continued on next page)

Financial highlights (Continued)

*	Not annualized.
**	Unaudited.
(a)	Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
(b)	Total return assumes dividend reinvestment.
(c)	Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.
(d)	Includes amounts paid through expense offset arrangements (Note 2).
(e)	Series A Auction Rate Municipal Preferred Shares were issued in exchange for Series A, Series B and Municipal Income remarketed preferred shares on November 1, 2001, and on the same date, there was an additional issuance of Series B
Auction Rate Municipal Preferred Shares.
(f)	Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Investment Grade Municipal
Trust III.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 10/31/05 (Unaudited)

Note 1: Significant accounting policies

Putnam Municipal Bond Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund’s investment objective is to provide as high a level of current income exempt from federal income tax as Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital. The fund intends to achieve its objective by investing in a portfolio of investment-grade and some higher yielding, lower rated tax-exempt securities that Putnam Management believes does not involve undue risk to income or principal.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Other investments are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At April 30, 2005, the fund had a capital loss carryover of $13,901,398 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration
$ 242,558	April 30, 2006

842,438	April 30, 2007

2,693,917	April 30, 2008

378,195	April 30, 2009

2,042,384	April 30, 2010

1,125,104	April 30, 2011

6,576,802	April 30, 2012

The aggregate identified cost on a tax basis is $349,454,017, resulting in gross unrealized appreciation and depreciation of $16,110,340 and $3,909,925, respectively, or net unrealized appreciation of $12,200,415.

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on auction rate municipal preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the auction rate municipal preferred shares is generally a 28-day period for Series A and a 7-day period for Series B. The applicable dividend rate for the auction rate municipal preferred shares on October 31, 2005 was 2.72% for Series A and 2.60% for Series B. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding auction rate municipal preferred shares, by the total number of common shares outstanding as of period end.

Note 2: Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on an annual rate of 0.65% of average weekly net assets attributable to common and preferred shares.

In June 2005, the Trustees and Putnam Management agreed to a reduced management fee structure for the fund that will go into effect on January 1, 2006. Effective on that date, the fund’s management fee is expected to be an annual rate of 0.55% of the average weekly net assets of the fund attributable to common and preferred shares (based on the fund’s current asset level).

If dividends payable on auction rate municipal preferred shares during any dividend payment period plus any expenses attributable to auction rate municipal preferred shares for that period exceed the fund’s gross income attributable to the proceeds of the auction rate municipal preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 0.65% of the liquidation preference of the auction rate municipal preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services is paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. During the six months ended October 31, 2005, the fund paid PFTC $123,583 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. For the six months ended October 31, 2005, the fund’s expenses were reduced by $42,440 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $268, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan. The fund has adopted an unfunded noncontribu-tory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the six months ended October 31, 2005, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $50,666,772 and $62,087,130, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Preferred shares

The Series A and B Auction Rate Municipal Preferred Shares (AMPS) are redeemable at the option of the fund on any dividend payment date at a redemption price of $25,000 per share,

plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of auction rate municipal preferred shares will be considered exempt-interest dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the auction rate municipal preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the auction rate municipal preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the auction rate municipal preferred shares and restrictions imposed by the shares’ rating agencies. Should these requirements not be met, or should dividends accrued on the auction rate municipal preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the auction rate municipal preferred shares. As of October 31, 2005, no such restrictions have been placed on the fund.

Note 5: Share repurchase program

On October 7, 2005, the Trustees authorized Putnam Management to implement a share repurchase program pursuant to which the fund may, over the 12 months following the announcement, repurchase up to 5% of its common shares outstanding as of such date. Repurchases will only be made when the fund’s shares are trading at less than net asset value and at such times and amounts as is believed to be in the best interest of the fund’s shareholders.

For the period ended October 31, 2005, the fund repurchased 14,500 common shares for an aggregate purchase price of $174,787, which reflects a weighted-average discount from net asset value per share of 11.4%.

Note 6: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Shareholder meeting results (Unaudited)

The annual meeting of shareholders of the fund was held on October 28, 2005.

At the meeting, each of the nominees for Trustees was elected, as follows:

		Common and preferred shares

	Votes for		Votes withheld
Jameson A. Baxter	13,581,462		370,821

Charles B. Curtis	13,593,448		358,835

Myra R. Drucker	13,590,097		362,186

Charles E. Haldeman, Jr.	13,594,792		357,491

Paul L. Joskow	13,590,173		362,110

Elizabeth T. Kennan	13,577,065		375,218

John H. Mullin, III	13,593,821		358,462

George Putnam, III	13,573,533		378,750

W. Thomas Stephens	13,590,114		362,169

Richard B. Worley	13,596,058		356,225

		Preferred shares

	Votes for		Votes withheld
John A. Hill	5,179		0

Robert E. Patterson	5,179		0

All tabulations are rounded to nearest whole number.

Fund information

About Putnam Investments

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager
Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109
Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109
Custodian
Putnam Fiduciary
Trust Company
Legal Counsel
Ropes & Gray LLP
Trustees
John A. Hill, Chairman
Jameson Adkins Baxter,
Vice Chairman
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers
George Putnam, III
President
Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer
Jonathan S. Horwitz
Senior Vice President
and Treasurer
Steven D. Krichmar
Vice President and
Principal Financial Officer
Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer
Daniel T. Gallagher
Senior Vice President,
Staff Counsel and
Compliance Liaison
Beth S. Mazor
Vice President

James P. Pappas
Vice President
Richard S. Robie, III
Vice President
Mark C. Trenchard
Vice President and
BSA Compliance Officer
Francis J. McNamara, III
Vice President and
Chief Legal Officer
Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer
Judith Cohen
Vice President, Clerk and
Assistant Treasurer
Wanda M. McManus
Vice President, Senior Associate
Treasurer and Assistant Clerk
Nancy T. Florek
Vice President, Assistant Clerk,
Assistant Treasurer
and Proxy Manager

Call 1-800-225-1581 weekdays between 9:00 a.m. and 5:00 p.m. Eastern Time, or visit our Web site (www.putnam.com) anytime for up-to-date information about the fund’s NAV.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

SA704 229298 12/05

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee:

Not applicable

Item 6. Schedule of Investments:

Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
Management Investment Companies:

Not applicable

Item 8. Purchases of Equity Securities by Investment Company and Affiliated Purchasers
Closed-End Management

Registrant Purchase of Equity Securities
Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value)
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs	or Programs

October 7-
October 31,2005	14,500	$12.05	14,500	847,602

The Board of Trustees announced a repurchase plan on October 7, 2005 for which 862,102 shares have been approved to be repurchased by the fund. The repurchase plan has been approved through October 6, 2006.

Item 9. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 10. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 11. Exhibits:

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT By (Signature and Title): /s/ Michael T. Healy Michael T. Healy Principal Accounting Officer Date: December 29, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: December 29, 2005

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: December 29, 2005